SUBJECT TO REVISION
TERM SHEET DATED MARCH 9, 1998

                   $525,000,000 AUTOMOBILE RECEIVABLES-BACKED NOTES
                     ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-A
                                        ISSUER
                       ARCADIA RECEIVABLES FINANCE CORPORATION
                                        SELLER
                                ARCADIA FINANCIAL LTD.
                                       SERVICER


Attached is a preliminary term sheet (the "TERM SHEET") describing the structure, collateral pool and certain aspects of the Arcadia Automobile Receivables Trust, 1998-A (the "TRUST"). The Term Sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the Term Sheet are preliminary and will be superseded in their entirety by a prospectus supplement (the "PROSPECTUS SUPPLEMENT") and by any other additional information subsequently filed with the Securities and Exchange Commission (the "COMMISSION") or incorporated by reference in the relevant registration statement (the "REGISTRATION STATEMENT"). In addition, the attached Term Sheet supersedes any prior or similar term sheet.

None of the Underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet. This cover sheet is not a part of the Term Sheet.

THE REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS (THE "PROSPECTUS")) RELATING TO THE TRUST HAS BEEN FILED WITH THE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES OFFERED BY THE TRUST WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY INVESTMENT DECISION SHOULD BE BASED UPON THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATE. SALES OF THE SECURITIES TO BE OFFERED BY THE TRUST MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. THE SECURITIES TO BE OFFERED BY THE TRUST UNDER THE PROSPECTUS SUPPLEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION OR ANY STATE SECURITIES COMMISSION; ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              UNDERWRITERS OF THE NOTES
J.P. Morgan & Co.
          BancAmerica Robertson Stephens
                 Donaldson, Lufkin & Jenrette Securities Corporation

                   $525,000,000 AUTOMOBILE RECEIVABLES-BACKED NOTES
                     ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-A

                                SUBJECT TO REVISION

                                     TERM SHEET


Issuer . . . . . . . . . . . .   Arcadia Automobile Receivables Trust, 1998-A
                                 (the "Trust" or the "Issuer"), a Delaware
                                 business trust.

Seller . . . . . . . . . . . .   Arcadia Receivables Finance Corp. (the
                                 "Seller"), a wholly owned subsidiary of
                                 Arcadia Financial.

Servicer . . . . . . . . . . .   Arcadia Financial Ltd. ("Arcadia Financial"
                                 or the "Servicer" or, in its capacity as
                                 custodian, the "Custodian").

Indenture Trustee. . . . . . .   Norwest Bank Minnesota, National Association,
                                 as Indenture Trustee and Indenture Collateral
                                 Agent (the "Indenture Trustee") under the
                                 Indenture, dated as of March 1, 1998 (the
                                 "Indenture"), between the Trust and Norwest
                                 Bank Minnesota, National Association.

Owner Trustee. . . . . . . . .   Wilmington Trust Company, as Owner Trustee
                                 (the "Owner Trustee") under the Trust
                                 Agreement, dated as of March 1, 1998 (the
                                 "Trust Agreement"), among the Seller,
                                 Financial Security Assurance Inc. ("Financial
                                 Security") and Wilmington Trust Company.

Backup Servicer. . . . . . . .   Norwest Bank Minnesota, National Association
                                 (the "Backup Servicer").

Administrator. . . . . . . . .   Wilmington Trust Company (the
                                 "Administrator").

The Notes. . . . . . . . . . .   $55,650,000 Class A-1 Automobile
                                 Receivables-Backed Notes (the "Class A-1
                                 Notes")

                                 $175,195,000 Class A-2 Automobile
                                 Receivables-Backed Notes (the "Class A-2
                                 Notes")

                                 $141,350,000 Class A-3 Automobile
                                 Receivables-Backed Notes (the "Class A-3
                                 Notes")

                                 $100,305,000 Class A-4 Automobile
                                 Receivables-Backed Notes (the "Class A-4
                                 Notes")

                                 $52,500,000 Class A-5 Automobile
                                 Receivables-Backed Notes (the "Class A-5
                                 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Notes")

The Receivables. . . . . . . .   The Receivables will consist of retail
                                 installment sales contracts and promissory
                                 notes purchased from motor vehicle dealers
                                 ("Dealers") by Arcadia Financial in the
                                 ordinary course of business and secured by new
                                 and used automobiles and light trucks (the
                                 "Financed Vehicles").

                                         -2-

                                 On the Closing Date, the Trust will purchase
                                 Receivables (the "Initial Receivables") that are expected to have an aggregate principal balance of approximately $367,500,000 as of March 11, 1998 (the "Initial Cutoff Date"), from the Seller pursuant to a Sale and Servicing Agreement, dated as of March 1, 1998
                                 (the "Sale and Servicing Agreement"), among the Trust, the Seller, Arcadia Financial, in its individual capacity and as Servicer, and the Backup Servicer. Following the Closing
                                 Date, pursuant to the Sale and Servicing
                                 Agreement, the Seller will be obligated, subject only to the availability thereof, to sell, and the Trust will be obligated to purchase, subject to the satisfaction of certain conditions set forth therein, additional Receivables (the "Subsequent
                                 Receivables") from time to time during the Funding Period (as defined below) having an aggregate principal balance equal to approximately $157,500,000 (such amount, as reduced from time to time by the aggregate principal balance of all Subsequent
                                 Receivables purchased by the Trust, being hereafter referred to as the "Pre-Funded
                                 Amount"). With respect to each sale of
                                 Subsequent Receivables to the Trust, the Seller will designate as a cutoff date (each, a "Subsequent Cutoff Date"), the date as of which such Subsequent Receivables are sold to the Trust. Subsequent Receivables will be conveyed to the Trust on approximately a monthly basis on dates specified by the Seller
                                 (each date on which Subsequent Receivables are conveyed being referred to as a "Subsequent
                                 Transfer Date") occurring during the Funding
                                 Period.

                                 The Initial Receivables and the Subsequent
                                 Receivables will be selected from retail installment sales contracts and promissory notes in Arcadia Financial's portfolio based on the criteria specified in the Sale and Servicing Agreement and described in the Prospectus Supplement and in the accompanying
                                 Prospectus. As of February 26, 1998 (the
                                 "Preliminary Cutoff Date"), the weighted average annual percentage rate (the "APR") of the portion of the Initial Receivables originated by Arcadia Financial on or before the Preliminary Cutoff Date (the "Preliminary
                                 Initial Receivables") was approximately
                                 17.16%, the weighted average remaining
                                 maturity of the Preliminary Initial
                                 Receivables was approximately 65.4 months and the weighted average original maturity of the Preliminary Initial Receivables was approximately 65.9 months. No Receivable will have a scheduled maturity later than March 31, 2005 (the "Final Scheduled Maturity Date").
                                 The Receivables generally are or will be prepayable at any time without penalty to the purchaser or co-purchasers of the Financed
                                 Vehicle or any other person who is or persons who are obligated to make payments thereunder
                                 (each, an "Obligor").

                                 Subsequent Receivables may be originated using credit criteria different from the criteria applied with respect to the Initial
                                 Receivables and may be of a different credit quality and seasoning. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the entire pool of Receivables included in the Trust may vary from those of the Preliminary Initial
                                 Receivables.

                                 The "Aggregate Principal Balance" of the
                                 Receivables as of any Determination Date
                                 (I.E., the sixth Business Day prior to the corresponding Distribution Date) means the aggregate principal balance of the Receivables at the end of the preceding calendar month (a
                                 "Monthly Period") (other than (i) any
                                 Receivable that became a Liquidated Receivable during such Monthly Period and (ii) any Receivable that the Seller, Arcadia Financial or the Servicer has repurchased with respect to the next Distribution Date), after giving effect to all payments received from Obligors for such Monthly Period as of the end of such Monthly Period.

                                         -3-

Trust Property . . . . . . . .   Each Note will represent an obligation of the
                                 Trust. The Trust's assets (the "Trust
                                 Property") will include, among other things,
                                 a pool of Receivables (the "Receivables
                                 Pool") consisting of the Initial Receivables
                                 and the Subsequent Receivables, certain monies
                                 paid or payable under the Initial Receivables
                                 after the Initial Cutoff Date, certain monies
                                 paid or payable under the Subsequent
                                 Receivables after the respective Subsequent
                                 Cutoff Dates, an assignment of Arcadia
                                 Financial's security interests in the Financed
                                 Vehicles and of the right to receive proceeds
                                 from claims on certain insurance policies
                                 covering the Financed Vehicles or the
                                 Obligors, an assignment of certain rights of
                                 Arcadia Financial against the Dealers
                                 originating such Receivables, the Collection
                                 Account, the Pre-Funding Account and certain
                                 other accounts (including all investments
                                 therein, all income from the investment of
                                 funds therein and all proceeds thereof), and
                                 certain other rights under the Trust Documents
                                 (as defined herein).  The Initial Receivables
                                 will be purchased by the Seller from Arcadia
                                 Financial pursuant to one or more purchase
                                 agreements (the "Purchase Agreements")
                                 between the Seller and Arcadia Financial on or
                                 prior to the date of issuance of the Notes,
                                 and the Subsequent Receivables will be
                                 purchased by the Seller from Arcadia Financial
                                 pursuant to one or more purchase agreements
                                 (each, a "Subsequent Purchase Agreement") on
                                 or prior to the applicable Subsequent Transfer
                                 Date. The Trust Property will also include an
                                 assignment of the Seller's rights under the
                                 Purchase Agreements and the Subsequent
                                 Purchase Agreements, including rights against
                                 Arcadia Financial upon the occurrence of
                                 certain breaches of representations and
                                 warranties thereunder (a "Repurchase
                                 Event").

Terms of the Notes . . . . . .   The principal terms of the Notes will be as
                                 described below:

  A. Distribution Dates. . . .   Payments of interest and principal on the
                                 Notes will be made on the fifteenth day of
                                 each month or, if the fifteenth day is not a
                                 Business Day, on the next following Business
                                 Day (each, a "Distribution Date"),
                                 commencing April 15, 1998. Payments will be
                                 made to holders of record of the Notes (the
                                 "Noteholders") as of the Business Day
                                 immediately preceding such Distribution Date
                                 (a "Record Date").

  B. Interest. . . . . . . . .   Interest on the outstanding principal amount
                                 of the Notes of each class will accrue at the
                                 applicable interest rate from and including
                                 the Closing Date (in the case of the first
                                 Distribution Date) or from and including the
                                 most recent Distribution Date on which
                                 interest has been paid to but excluding the
                                 following Distribution Date (each, an
                                 "Interest Period").  Interest on the Notes
                                 for any Distribution Date due but not paid on
                                 such Distribution Date will be due on the next
                                 Distribution Date together with interest on
                                 such amount at the applicable interest rate.
                                 Interest on the Class A-1 Notes and the Class
                                 A-2 Notes will be calculated on the basis of
                                 the actual number of days elapsed during the
                                 applicable Interest Period divided by 360.
                                 Interest on the Class A-3 Notes, the Class A-4
                                 Notes and the Class A-5 Notes for each
                                 Interest Period will be calculated on the
                                 basis of a 360-day year consisting of twelve
                                 30-day months.

  C. Principal . . . . . . . .   Principal of the Notes will be payable on each
                                 Distribution Date in an amount equal to the
                                 Noteholders' Principal Distributable Amount
                                 for the Monthly Period preceding such
                                 Distribution Date. The Noteholders' Principal
                                 Distributable Amount will equal the sum of the
                                 following amounts with respect to the related
                                 Monthly Period: (i) that portion of all
                                 collections on Receivables (other than
                                 Liquidated Receivables and Purchased
                                 Receivables) allocable to principal, including
                                 full and partial principal prepayments,
                                 received during such Monthly Period, (ii) the
                                 principal balance of each Receivable that
                                 became a Liquidated Receivable during such
                                 Monthly Period, (iii) the principal balance

                                         -4-

                                 of each Receivable that was repurchased by Arcadia Financial or the Servicer as of the last day of such Monthly Period, and, at the option of Financial Security, the principal balance of each Receivable that was required to be, but was not, so repurchased, (iv) the aggregate amount of any reduction of the principal balance of a Receivable as a result of a court order in an insolvency proceeding and (v) any unpaid portion of the amounts included in clauses (i), (ii), (iii) and (iv) above with respect to a prior Distribution
                                 Date.

                                 Payments of principal on the Notes will be paid to the holders of Class A-1 Notes until the principal balance of the Class A-1 Notes has been reduced to zero, then to the holders of Class A-2 Notes until the principal balance of the Class A-2 Notes has been reduced to zero, then to the holders of Class A-3 Notes until the principal balance of the Class A-3
                                 Notes has been reduced to zero, then to the holders of the Class A-4 Notes until the principal balance of the Class A-4 Notes has been reduced to zero and then to the holders of Class A-5 Notes until the principal balance of the Class A-5 Notes has been reduced to zero.

  D. Optional Redemption . . .   The Class A-5 Notes, to the extent still
                                 outstanding, may be redeemed in whole, but not
                                 in part, on any Distribution Date on which the
                                 Seller or the Servicer exercises its option to
                                 purchase the Receivables, which, subject to
                                 certain provisions in the Sale and Servicing
                                 Agreement, can occur after the Aggregate
                                 Principal Balance declines to 10% or less of
                                 the Original Pool Balance, at a redemption
                                 price equal to the unpaid principal amount of
                                 the Notes of each such class plus accrued and
                                 unpaid interest thereon. The "Original Pool
                                 Balance" will equal the sum of (i) the
                                 Aggregate Principal Balance as of the Initial
                                 Cutoff Date plus (ii) the aggregate principal
                                 balances of all Subsequent Receivables added
                                 to the Trust as of their respective Subsequent
                                 Cutoff Dates.

  E. Mandatory Redemption. . .   Each class of Notes will be redeemed in part
                                 on the Distribution Date on or immediately
                                 following the last day of the Funding Period
                                 in the event that any portion of the
                                 Pre-Funded Amount remains on deposit in the
                                 Pre-Funding Account after giving effect to the
                                 purchase of all Subsequent Receivables,
                                 including any such purchase on such date (a
                                 "Mandatory Redemption").  The aggregate
                                 principal amount of each class of Notes to be
                                 redeemed will be an amount equal to such
                                 class's pro rata share (based on the
                                 respective current principal balance of each
                                 class of Notes) of the Pre-Funded Amount on
                                 such date (such class's "Note Prepayment
                                 Amount").  A limited recourse mandatory
                                 prepayment premium (the "Note Prepayment
                                 Premium") will be payable by the Trust to the
                                 Noteholders if the Pre-Funded Amount at the
                                 end of the Funding Period exceeds $100,000.

                                 The Notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the Indenture. So long as Financial Security shall not be in continuing default on its obligations under the Note Policy and certain bankruptcy events shall not have occurred with respect to Financial Security, an event of default under the Indenture will occur only upon delivery by Financial Security to the Indenture Trustee of notice of the occurrence of certain events of default. In the case of such an event of default, the Notes will automatically be accelerated and subject to immediate payment at par. The Note Policy does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay such amounts in whole or in part.

Pre-Funding Account. . . . . .   During the period (the "Funding Period")
                                 from and including the Closing Date until the
                                 earliest of (i) the Determination Date on
                                 which (a) the Pre-Funded

                                         -5-

                                 Amount is less than $100,000, (b) an event of default has occurred under the Indenture or a Servicer termination event has occurred under the Sale and Servicing Agreement, or (c) certain events of insolvency have occurred with respect to the Seller or the Servicer, or
                                 (ii) the close of business on the May 1998
                                 Distribution Date, the Pre-Funded Amount will be maintained as an account in the name of the Indenture Trustee (the "Pre-Funding
                                 Account"). The Pre-Funded Amount is initially expected to equal approximately $157,500,000 and, during the Funding Period, will be reduced by the principal balance of Subsequent
                                 Receivables purchased by the Trust from time to time in accordance with the Sale and Servicing Agreement. The Seller expects that the Pre-Funded Amount will be reduced to less than $100,000 by the May 1998 Distribution
                                 Date. Any Pre-Funded Amount remaining at the end of the Funding Period will be distributed with respect to each class of Notes pro rata in proportion to the respective principal balances of each class of Notes.

Reserve Account. . . . . . . .   During the Funding Period, funds will be held
                                 in a reserve account (the "Reserve Account")
                                 to cover any shortfalls due to investment
                                 earnings on funds in the Pre-Funding Account
                                 being less than the interest due on a
                                 comparable principal amount of Notes.

The Note Policy. . . . . . . .   On the Closing Date, Financial Security will
                                 issue a financial guaranty insurance policy
                                 (the "Note Policy") to the Indenture Trustee.
                                 Pursuant to the Note Policy, Financial
                                 Security will unconditionally and irrevocably
                                 guarantee to the Noteholders payment of the
                                 Noteholders' Distributable Amount for each
                                 Distribution Date.

Collection Account . . . . . .   Except under certain conditions described
                                 herein, the Servicer will establish one or
                                 more accounts in the name of the Indenture
                                 Trustee (the "Collection Account") for the
                                 benefit of Noteholders. All payments from
                                 Obligors that are received by the Lockbox Bank
                                 on behalf of the Trust will be deposited in
                                 the Collection Account no later than two
                                 Business Days after receipt thereof.

Priority of Distributions. . .   Pursuant to the Sale and Servicing Agreement,
                                 the Indenture Trustee will, based upon the
                                 information contained in a certificate
                                 provided by the Servicer, on each Distribution
                                 Date, withdraw the Available Funds with
                                 respect to such Distribution Date from the
                                 Collection Account and apply such funds to the
                                 following (in the priority indicated):
                                     (i)   to the Servicer, the amount the
                                 Servicer is entitled to be reimbursed for
                                 prior Monthly Advances,
                                     (ii)  to the Owner Trustee and the Indenture
                                 Trustee, any accrued and unpaid trustee fees
                                 and any accrued and unpaid fees of the
                                 separate Lockbox Bank, Custodian, Backup
                                 Servicer, Collateral Agent, Indenture
                                 Collateral Agent or Administrator (in each
                                 case, to the extent such fees have not been
                                 previously paid by the Servicer or Arcadia
                                 Financial),
                                     (iii) to the Servicer, the servicing fee
                                 for the related Monthly Period and any overdue
                                 servicing fees,
                                     (iv)  into the Note Distribution Account,
                                 the Noteholders' Interest Distributable
                                 Amount,
                                     (v)   into the Note Distribution Account, the
                                 Noteholders' Principal Distributable Amount,
                                     (vi)  to Financial Security, amounts owing
                                 and not paid to Financial Security, and
                                     (vii) the remaining balance, if any, to a
                                 financial institution acting as collateral
                                 agent (the "Collateral Agent") on behalf of
                                 Financial Security, the Indenture Trustee (on
                                 behalf of the Noteholders) and the trustees
                                 for other


                                         -6-

                                      trusts and warehousing facilities established
                                      and to be established by the Seller.

Tax Status . . . . . . . . . .        It is contemplated that the Notes, for federal
                                      income tax purposes, will be characterized as
                                      debt, and the Trust will not be characterized
                                      as an association (or a publicly traded
                                      partnership) taxable as a corporation.

ERISA Considerations . . . . .        Subject to certain considerations, it is
                                      contemplated that the Notes will be eligible
                                      for purchase by employee benefit plans.

Legal Investment . . . . . . .        The Class A-1 Notes will be eligible
                                      securities for purchase by money market funds
                                      under Rule 2a-7(a)(9) under the Investment
                                      Company Act of 1940, as amended.

Ratings. . . . . . . . . . . .        It is a condition of issuance that the Class
                                      A-1 Notes be rated A-1+ by Standard & Poor's
                                      Ratings Services, a division of The
                                      McGraw-Hill Companies, Inc. ("S&P"), and P-1
                                      by Moody's Investors Service, Inc.
                                      ("Moody's" and, together with S&P, the
                                      "Rating Agencies"), and the Class A-2 Notes,
                                      the Class A-3 Notes, the Class A-4 Notes and
                                      the Class A-5 Notes each be rated AAA by S&P
                                      and Aaa by Moody's.  There is no assurance
                                      that the ratings initially assigned to the
                                      Notes will not subsequently be lowered or
                                      withdrawn by the Rating Agencies.

Risk Factors . . . . . . . . .        Before making an investment decision,
                                      prospective investors should consider the
                                      factors that will be set forth under the
                                      caption "Risk Factors" in the Prospectus
                                      Supplement and the Prospectus.

                                THE RECEIVABLES POOL

GENERAL

     The Receivables Pool will include the Initial Receivables and all amounts due thereunder after the Initial Cutoff Date, and any Subsequent Receivables and all amounts due thereunder after the applicable Subsequent Cutoff Date (the Initial Cutoff Date or any Subsequent Cutoff Date being individually referred to herein as a "Cutoff Date").

     All of the Receivables are or will be retail installment sales contracts or promissory notes purchased in the ordinary course of business by Arcadia Financial from Dealers who regularly originate and sell such contracts or notes to Arcadia Financial. Retail installment sales contracts and promissory notes are hereinafter referred to individually as a "Loan" or collectively as "Loans." The Initial Receivables and the Subsequent Receivables were or will be selected from Arcadia Financial's portfolio for inclusion in the Receivables Pool in compliance with several criteria, some of which are set forth below under "-Selection Criteria." No selection procedures believed by Arcadia Financial or by the Seller to be adverse to Noteholders were used or will be used in selecting the Receivables.

     The obligation of the Trust to purchase the Subsequent Receivables on a Subsequent Transfer Date will be subject to the Receivables in the Trust, together with the Subsequent Receivables, to be conveyed to the Trust on such Subsequent Transfer Date, meeting the following criteria (computed based on the characteristics of the Initial Receivables on the Initial Cutoff Date and any Subsequent Receivables as of the related Subsequent Cutoff Date): (i) the weighted average APR of such Receivables will not be less than one percent less than the weighted average APR of the Preliminary Initial Receivables on the Preliminary Cutoff Date; (ii) the weighted average remaining term of such Receivables will not be greater than 67 months nor less than 63 months; (iii) not more than 90% of the principal balances of such Receivables will be attributable to Loans for the purchase of used Financed Vehicles; (iv) not more than 66% of the Aggregate Principal Balance of such Receivables will represent

Receivables originated under Arcadia Financial's "Classic" program; and (v) not more than 4% of the principal balances of such Receivables will have an APR in excess of 21%.

     The aggregate principal balance of the Initial Receivables is expected to be equal to approximately 70% of the aggregate initial principal balance of the Notes. However, except for the criteria described in the preceding paragraphs, there will be no required characteristics of the Subsequent Receivables and the Receivables included in the Initial Receivables originated after the Preliminary Cutoff Date. Therefore, following the transfer of Subsequent Receivables to the Trust, the aggregate characteristics of the entire Receivables Pool, including the composition of the Receivables, the distribution by APR and the geographic distribution described in the following tables, may vary from those of the Preliminary Initial Receivables.

DELINQUENCY, CREDIT LOSS AND REPOSSESSION INFORMATION

     The following tables set forth information relating to Arcadia Financial's delinquency, credit loss and repossession experience for each period indicated with respect to all Loans it has purchased and continues to service. This information includes the experience with respect to all Loans in Arcadia Financial's portfolio of Loans serviced during each such period, including Loans which do not meet the criteria for selection as a Receivable. At the Preliminary Cutoff Date, the Preliminary Initial Receivables represented approximately 5.6%, by principal balance, of Arcadia Financial's portfolio of Loans serviced.

                              DELINQUENCY EXPERIENCE(1)
                                (DOLLARS IN THOUSANDS)



                                                                               At December 31,
                                                ------------------------------------------------------------------------
                                                       1995                        1996                    1997
                                                ------------------------   ---------------------   ---------------------
                                                Number                      Number                 Number
                                                  of                           of                    of
                                                 Loans       Balances        Loans    Balances      Loans      Balances
                                                --------    ----------      -------  ----------   --------    ----------
Servicing Portfolio at
End of Period. . . . . . . . . . . . . . . .    185,241     $2,267,107     302,450   $3,791,857   411,429     $4,956,090
Delinquencies:
  31-60 days . . . . . . . . . . . . . . . .      1,536     $   17,667       3,884      $47,225     8,297       $100,161
  61-90 days . . . . . . . . . . . . . . . .        520          5,694       1,255       15,877     3,635         45,485
  91 days or more. . . . . . . . . . . . . .        614          6,881       2,911       37,019     3,019         34,047
                                                --------    -----------    ---------  ---------   --------     ---------

Total Automobile Loans
  Delinquent 31 or More Days . . . . . . . .      2,670     $   30,242       8,050   $  100,121    14,951       $179,693
Delinquencies as a Percentage
  of Number of Loans and Amount
  outstanding at End of Period (2) . . . . .      1.44%          1.33%       2.66%        2.64%     3.63%          3.63%
Amount in Repossession (3) . . . . . . . . .      1,489     $   17,676       4,651   $   64,929     6,083        $55,300
                                                --------    -----------    ---------  ---------   --------     ---------

Total Delinquencies and Amount in
  Repossession (2) . . . . . . . . . . . . .      4,159     $   47,918      12,701   $  165,050    21,034       $234,993
                                                --------    -----------    ---------  ---------   --------     ---------
                                                --------    -----------    ---------  ---------   --------     ---------





(1) All amounts and percentages are based on the principal amount scheduled to be paid on each Loan. The information in the table includes previously sold Loans which Arcadia Financial continues to service.
(2)  Amounts shown do not include Loans which are less than 31 days delinquent.
(3) Amount in Repossession represents Financed Vehicles which have been repossessed but not yet liquidated.

                      CREDIT LOSS AND REPOSSESSION EXPERIENCE(1)
                                (DOLLARS IN THOUSANDS)


                                                                                                Year Ended December 31,
                                                                                     ------------------------------------------
                                                                                         1995           1996           1997
                                                                                     -----------    ------------   ------------
Average Servicing Portfolio Outstanding During the Period . . . . . . . . . . . .    $1,534,720     $3,015,411     $4,458,677
Average Number of Loans Outstanding During the Period . . . . . . . . . . . . . .       128,783        242,419        362,626
Number of Charge-Offs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5,020         14,403         24,616
Gross Charge-Offs (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   11,247     $   35,642     $  165,233
Recoveries (3). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           911          5,653          9,855
                                                                                     ----------     ----------     ----------
Net Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   10,336     $   29,989     $  155,378
                                                                                     ----------     ----------     ----------
                                                                                     ----------     ----------     ----------
Gross Charge-Offs as a Percentage of Average Servicing
  Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.73%          1.18%          3.71%
Net Losses as a Percentage of Average Servicing Portfolio . . . . . . . . . . . .          0.67%          0.99%          3.48%




(1) All amounts and percentages are based on the principal amount scheduled to be paid on each Loan. The information in the table includes previously sold Loans which Arcadia Financial continues to service.
(2) Gross charge-offs represent principal amounts which management estimated to be uncollectible after the consideration of anticipated proceeds from the disposition of repossessed assets and selling expenses.
(3)  Includes post-disposition amounts received on previously charged off Loans.

     The increase in delinquencies, gross charge-offs and net losses during 1997 was primarily due to the continued seasoning of Arcadia Financial's existing servicing portfolio to include a greater proportion of loans in the period of highest probability for delinquencies and defaults (generally six to 14 months from the date of origination), especially with respect to Arcadia Financial's Premier loan portfolio. Much of the increase in performance statistics was due to performance of loans originated in 1995 and the first half of 1996, which represent approximately 30% of the servicing portfolio. As expected, performance statistics also increased during 1997 as a result of a rise in the proportion of Classic loans in Arcadia Financial's portfolio. At December 31, 1997, the portfolio consisted of approximately 43% Classic loans compared to 29% at December 31, 1996. Net losses during the year were further affected by selling an increased proportion of repossessed vehicles through wholesale auctions. During 1997, Arcadia Financial liquidated approximately 54% of all repossessed vehicles sold through wholesale auctions compared to 30% during 1996. Because recovery rates are generally lower on vehicles sold at auction compared to those liquidated through retail channels, the increased utilization of auctions has increased net losses experienced by Arcadia Financial. Included in the 1997 gross charge-off and net loss statistics is a special charge of approximately $25 million resulting from a revision to Arcadia Financial's inventory valuation policy, which requires Arcadia Financial to record all repossessed vehicles at recovery rates that reflect expected values to be achieved through wholesale auctions, regardless of the specific asset disposition strategy to be employed.

     The increase in the rate of delinquencies, gross charge-offs, net losses and repossessions during 1996, experienced by both the Premier and Classic programs, was primarily due to (i) increased demands on Arcadia Financial's servicing and collection resources as the result of rapid growth in its servicing portfolio and as a result of continued expansion of the Classic loan program (which generally requires greater collection efforts than the Premier program), (ii) the performance of Arcadia Financial's discontinued Classic product for first time automobile buyers and Arcadia Financial's financed repossession program, which experienced significantly higher delinquencies, repossessions and losses than Arcadia Financial's other products and programs and (iii) the continued seasoning of Arcadia Financial's servicing portfolio. The significant rise in repossession inventory levels during 1996 was the result of the growth in Arcadia Financial's servicing portfolio and increased utilization of retail distribution channels to liquidate repossessed automobiles.

     The Loans in Arcadia Financial's servicing portfolio include Loans other than the Receivables, including Loans which do not meet the criteria for selection as a Receivable. There can be no assurance that the delinquency, loan loss or repossession experience of the Trust with respect to the Receivables will be better than, worse than or comparable to the experience set forth above.

SELECTION CRITERIA

     The Preliminary Initial Receivables represent substantially all Loans in Arcadia Financial's portfolio, owned and not serviced for others, that (i) were not more than 30 days past due as of the Preliminary Cutoff Date, (ii) did not have a remaining principal balance as of the Preliminary Cutoff Date less than $500.00, (iii) did not have a final scheduled payment date prior to June 1, 1998, and (iv) were otherwise eligible under criteria established by Arcadia Financial and Financial Security.

CERTAIN OTHER CHARACTERISTICS

     The Preliminary Initial Receivables (i) had a remaining maturity, as of the Preliminary Cutoff Date, of at least 3 months, but not more than 84 months, (ii) had an original maturity of at least 6 months, but not more than 84 months,
(iii) had an original principal balance of at least $1,044.70 and not more than $41,653.54, (iv) had a remaining principal balance, as of the Preliminary Cutoff Date, of at least $1,031.19 and not more than $41,653.54 and (v) had an APR of at least 8.00% and not more than 24.00%. Approximately 11.23% of the Aggregate Principal Balance of the Preliminary Initial Receivables, as of the Preliminary Cutoff Date, was attributable to Loans for the purchase of new Financed Vehicles, and approximately 88.77% of the Aggregate Principal Balance was attributable to Loans for the purchase of used Financed Vehicles. The Preliminary Initial Receivables were purchased from more than 3,800 Dealers. Not more than 0.68% of the Aggregate Principal Balance of the Preliminary Initial Receivables as of the Preliminary Cutoff Date was originated by any single Dealer. The ten most significant Dealers, each of whom individually accounted for at least 0.29% of the Aggregate Principal Balance as of the Preliminary Cutoff Date, in the aggregate, originated approximately 3.62% of the Aggregate Principal Balance as of the Preliminary Cutoff Date. Approximately 97.33% of the Preliminary Initial Receivables, by principal balance, are simple interest obligations, and interest on the remaining 2.67% of the Preliminary Initial Receivables is computed on an actuarial basis, with prepayment rebates computed according to the Rule of 78's. Neither the Seller, Arcadia Financial nor the Servicer may substitute other Loans for the Receivables at any time during the term of the Sale and Servicing Agreement.

     The composition and distribution by APR and geographic concentration of the Receivables Pool as of the Preliminary Cutoff Date are set forth in the following tables:

                 COMPOSITION OF THE PRELIMINARY INITIAL RECEIVABLES
                         AS OF THE PRELIMINARY CUTOFF DATE



    WEIGHTED
     AVERAGE            AGGREGATE          NUMBER OF          AVERAGE        WEIGHTED        WEIGHTED AVERAGE
     APR OF             PRINCIPAL        RECEIVABLES IN      PRINCIPAL        AVERAGE       ORIGINAL SCHEDULED
   RECEIVABLES           BALANCE             POOL             BALANCE    REMAINING TERM (1)      TERM (1)
  ------------      ---------------     ---------------     -----------  ------------------  ------------------
     17.16%         $281,229,318.32         20,721          $13,572.19      65.4 months        65.9 months




(1) Based on scheduled payments due after the Preliminary Cutoff Date (in the case of the Weighted Average Remaining Term) and assuming no prepayments on the Preliminary Initial Receivables.

              DISTRIBUTION BY APR OF THE PRELIMINARY INITIAL RECEIVABLES
                          AS OF THE PRELIMINARY CUTOFF DATE



                                                NUMBER OF             AGGREGATE        PERCENT OF AGGREGATE
APR RANGE (%)                                  RECEIVABLES        PRINCIPAL BALANCE     PRINCIPAL BALANCE
----------------                               -----------        ------------------   ---------------------
8.00 to 8.99 . . . . . . . . . . . . . . . .         12               $67,013.73                0.02%
9.00 to 9.99 . . . . . . . . . . . . . . . .         28               270,027.43                0.10
10.00 to 10.99 . . . . . . . . . . . . . . .        119             1,777,618.87                0.63
11.00 to 11.99 . . . . . . . . . . . . . . .        431             6,902,688.80                2.45
12.00 to 12.99 . . . . . . . . . . . . . . .        972            15,880,226.70                5.65
13.00 to 13.99 . . . . . . . . . . . . . . .      1,198            19,340,478.00                6.88
14.00 to 14.99 . . . . . . . . . . . . . . .      1,431            22,719,974.76                8.08
15.00 to 15.99 . . . . . . . . . . . . . . .      1,442            21,766,216.87                7.74
16.00 to 16.99 . . . . . . . . . . . . . . .      2,177            32,446,031.42               11.54
17.00 to 17.99 . . . . . . . . . . . . . . .      3,238            45,011,197.68               16.01
18.00 to 18.99 . . . . . . . . . . . . . . .      3,363            43,321,383.40               15.40
19.00 to 19.99 . . . . . . . . . . . . . . .      3,162            39,770,408.52               14.14
20.00 to 20.99 . . . . . . . . . . . . . . .      2,044            21,992,054.30                7.82
21.00 to 21.99 . . . . . . . . . . . . . . .        824             7,531,938.41                2.68
22.00 to 22.99 . . . . . . . . . . . . . . .        157             1,382,671.76                0.49
23.00 to 23.99 . . . . . . . . . . . . . . .        123             1,049,387.67                0.37
                                                -------          ---------------         -----------
                                                 20,721          $281,229,318.32              100.00%
                                                -------          ---------------         -----------
                                                -------          ---------------         -----------

                                  GEOGRAPHIC CONCENTRATION OF THE PRELIMINARY INITIAL RECEIVABLES
                                                   AS OF THE PRELIMINARY CUTOFF DATE


                                                 NUMBER OF           AGGREGATE          PERCENT OF AGGREGATE
STATE                                           RECEIVABLES      PRINCIPAL BALANCE        PRINCIPAL BALANCE
------                                          -----------      -----------------      ---------------------
Texas  . . . . . . . . . . . . . . . . . . .      3,559           $52,422,521.38               18.64%
Florida. . . . . . . . . . . . . . . . . . .      1,620            22,346,918.48                7.95
Tennessee. . . . . . . . . . . . . . . . . .      1,462            19,653,878.48                6.99
California . . . . . . . . . . . . . . . . .      1,210            16,863,380.69                6.00
Georgia. . . . . . . . . . . . . . . . . . .      1,024            14,514,819.35                5.16
Oklahoma . . . . . . . . . . . . . . . . . .        768            10,492,339.68                3.73
Oregon . . . . . . . . . . . . . . . . . . .        772            10,371,913.53                3.69
Colorado . . . . . . . . . . . . . . . . . .        757             9,988,098.31                3.55
South Carolina . . . . . . . . . . . . . . .        699             9,557,323.02                3.40
North Carolina . . . . . . . . . . . . . . .        663             9,433,209.20                3.35
Washington . . . . . . . . . . . . . . . . .        706             9,174,675.59                3.26
Missouri . . . . . . . . . . . . . . . . . .        718             9,162,667.61                3.26
Arizona. . . . . . . . . . . . . . . . . . .        593             8,375,018.21                2.98
Minnesota. . . . . . . . . . . . . . . . . .        565             7,009,084.73                2.49
Massachusetts. . . . . . . . . . . . . . . .        526             6,377,261.74                2.27
New York . . . . . . . . . . . . . . . . . .        571             6,325,896.25                2.25
Nevada . . . . . . . . . . . . . . . . . . .        375             5,570,603.80                1.98
Connecticut. . . . . . . . . . . . . . . . .        416             5,324,373.82                1.89
Maryland . . . . . . . . . . . . . . . . . .        298             4,147,262.45                1.47
Utah . . . . . . . . . . . . . . . . . . . .        262             3,707,001.12                1.32
Wisconsin. . . . . . . . . . . . . . . . . .        306             3,638,279.86                1.29
Kentucky . . . . . . . . . . . . . . . . . .        255             3,344,808.33                1.19
New Mexico . . . . . . . . . . . . . . . . .        226             3,222,914.54                1.15
Ohio . . . . . . . . . . . . . . . . . . . .        249             3,131,783.17                1.11
Pennsylvania . . . . . . . . . . . . . . . .        187             2,415,992.70                0.86
Virginia . . . . . . . . . . . . . . . . . .        167             2,378,546.00                0.85
Nebraska . . . . . . . . . . . . . . . . . .        189             2,323,996.61                0.83
Mississippi. . . . . . . . . . . . . . . . .        160             2,190,076.62                0.78
All other states . . . . . . . . . . . . . .      1,418            17,764,673.05                6.31
                                                -------          ---------------         -----------

                                                 20,721          $281,229,318.32              100.00%
                                                -------          ---------------         -----------
                                                -------          ---------------         -----------

                                     DEFINITIONS

     As used herein the following terms have the following meanings:

     "AVAILABLE FUNDS" means, with respect to any Distribution Date, the sum of the Collected Funds, any Purchase Amounts, all Monthly Advances and all earnings from the investment of funds in the Collection Account, the Pre-Funding Account and the Reserve Account during the Monthly Period.

     "BUSINESS DAY" means any day other than a Saturday, Sunday, legal holiday or other day on which commercial banks located in the City of New York or Minneapolis, Minnesota or any other location of any successor Servicer, successor Owner Trustee or successor Collateral Agent are authorized or obligated by law, executive order or governmental decree to be closed.

     "COLLECTED FUNDS" means the amount of funds in the Collection Account allocable to collections on the Receivables in the preceding Monthly Period (excluding any Monthly Advances and any Purchase Amounts).

     "LIQUIDATED RECEIVABLE" means a Receivable as to which (i) 91 days have elapsed since the Servicer repossessed the related Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received or (iii) all or some portion of a scheduled payment thereon has become more than 180 days past due.

     "LOCKBOX BANK" means a bank acting as agent for the Owner Trustee and for other owners of automobile receivables serviced by Arcadia Financial that shall receive all payments by Obligors on the Receivables held by the Trust.

     "MONTHLY ADVANCE" shall mean the amount advanced to the Trust by the Servicer that is equal to any shortfall between the amount paid on a receivable held by the Trust in any Monthly Period and the full amount of the interest accrued on such Receivable for the number of calendar days in such Monthly Period.

     "NOTE DISTRIBUTION ACCOUNT" means the account established and maintained by the Servicer, in the name of the Indenture Trustee on behalf of the Noteholders, in which amounts released from the Collection Account for distribution to Noteholders will be deposited and from which all distributions to Noteholders will be made.

     "NOTEHOLDERS' DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

     "NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date and a class of Notes, the excess of the Noteholders' Interest Distributable Amount for such class for the preceding Distribution Date, over the amount in respect of interest that was actually deposited in the Note Distribution Account with respect to such class on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders of such class on the preceding Distribution Date, to the extent permitted by law, at the interest rate borne by such class of Notes from such preceding Distribution Date to but excluding the current Distribution Date.

     "NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for each class of Notes for such Distribution Date and the Noteholders' Interest Carryover Shortfall for each class of Notes for such Distribution Date.

     "NOTEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the interest amounts payable on each class of Notes. The interest amounts payable with respect to the Class A-1 Notes and the Class A-2 Notes shall equal the product of the outstanding principal balance of such class and the interest rate on such class multiplied by a fraction whose numerator is the actual number of days in the Interest Period and whose denominator is 360. The interest amounts payable with respect to the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes shall equal the product of the outstanding principal balance of such class and the interest rate on such class multiplied by a fraction whose numerator is the number of days in the Interest Period (assuming each month is composed of 30 days) and whose denominator is 360. The outstanding principal balance for each Interest Period is measured as of the preceding Distribution Date (after giving effect to all payments of principal to the Noteholders on or prior to such Distribution Date) or, in the case of the initial Interest Period, as of the Closing Date.

     "NOTEHOLDERS' MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, 100% of the Principal Distribution Amount.

     "NOTEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount in respect of principal that was actually deposited in the Note Distribution Account on such Distribution Date.

     "NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date (other than the Final Scheduled Distribution Date for any class of Notes), the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date. The Noteholders' Principal Distributable Amount on the Final Scheduled Distribution Date for any class of Notes will equal the sum of (i) the Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (ii) the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date, and
(iii) the excess of the outstanding principal balance of such class of Notes, if any, over the amounts described in clauses (i) and (ii).

     "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the amount equal to the sum of the following amounts with respect to the related Monthly Period: (i) that portion of all collections on Receivables (other than Liquidated Receivables and Purchased Receivables) allocable to principal, including all full and partial prepayments received during such Monthly Period, (ii) the aggregate unpaid principal balance of all Receivables (other than the Purchased Receivables) that became Liquidated Receivables during the Monthly Period, (iii) the aggregate principal balances of all Receivables that became Purchased Receivables as of the last day of the prior Monthly Period, and, at the option of Financial Security, the principal balance of each Receivable that was required to be, but was not, so repurchased and (iv) the aggregate amount of any reductions in the principal balance of Receivables as a result of a court order in an insolvency proceeding.

     "PURCHASE AMOUNT" of any Receivable means, with respect to the last calendar day of a month, the outstanding principal balance of such Receivable as of such date, plus accrued and unpaid interest thereon.

     "PURCHASED RECEIVABLE" means a Receivable (i)(A) that Arcadia Financial or the Seller has become obligated to repurchase (or, under certain circumstances, has elected to repurchase) as a result of an uncured breach by Arcadia Financial or the Seller of a representation or warranty made by Arcadia Financial or the Seller with respect to such Receivable or (B) that the Servicer has become obligated to repurchase (or, under certain circumstances, has elected to repurchase) as a result of an uncured breach of the covenants made by it with respect to such Receivable and (ii) as to which the related Purchase Amount has been deposited in the Collection Account by Arcadia Financial, the Seller or the Servicer, as the case may be, on or before the business day immediately preceding the related Determination Date.

     "TRUST DOCUMENTS" shall include the Sale and Servicing Agreement, the Trust Agreement and the Purchase Agreements.